SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Securities Fund
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY ADVISOR AGGRESSIVE GROWTH FUND
FIDELITY ADVISOR SMALL CAP GROWTH FUND*
FIDELITY ADVISOR SMALL CAP VALUE FUND**
FIDELITY® BLUE CHIP GROWTH FUND
FIDELITY BLUE CHIP VALUE FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH & INCOME PORTFOLIO
FIDELITY INTERNATIONAL REAL ESTATE FUND
FIDELITY LEVERAGED COMPANY STOCK FUND
FIDELITY OTC PORTFOLIO
FIDELITY REAL ESTATE INCOME FUND
FIDELITY SMALL CAP GROWTH FUND
FIDELITY SMALL CAP VALUE FUND
FUNDS OF FIDELITY SECURITIES FUND

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198 (for all funds except Fidelity Advisor Aggressive Growth Fund, Fidelity Advisor Small Cap Growth Fund and Fidelity Small Cap Value Fund)

1-877-208-0098 (for Fidelity Advisor Aggressive Growth Fund, Fidelity Advisor Small Cap Growth Fund and Fidelity Advisor Small Cap Value Fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Aggressive Growth Fund, Fidelity® Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund (the funds), will be held at an office of Fidelity Securities Fund (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on May 17, 2006, at 9:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To approve a change in the performance adjustment index for Fidelity Blue Chip Growth Fund.

3. To authorize the Trustees to change the performance adjustment index for Fidelity Blue Chip Growth Fund in the future without a shareholder vote.

The Board of Trustees has fixed the close of business on March 20, 2006 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

March 20, 2006

* Fidelity Advisor Small Cap Growth Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity Small Cap Growth Fund.

** Fidelity Advisor Small Cap Value Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity Small Cap Value Fund.

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF FIDELITY SECURITIES FUND:
FIDELITY ADVISOR AGGRESSIVE GROWTH FUND
FIDELITY ADVISOR SMALL CAP GROWTH FUND
FIDELITY ADVISOR SMALL CAP VALUE FUND
FIDELITY BLUE CHIP GROWTH FUND
FIDELITY BLUE CHIP VALUE FUND
FIDELITY DIVIDEND GROWTH FUND
FIDELITY GROWTH & INCOME FUND
FIDELITY INTERNATIONAL REAL ESTATE FUND
FIDELITY LEVERAGED COMPANY STOCK FUND
FIDELITY OTC PORTFOLIO
FIDELITY REAL ESTATE INCOME FUND
FIDELITY SMALL CAP GROWTH FUND
FIDELITY SMALL CAP VALUE FUND

TO BE HELD ON MAY 17, 2006

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Securities Fund (the trust) to be used at the Special Meeting of Shareholders of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund (the funds) and at any adjournments thereof (the Meeting), to be held on May 17, 2006 at 9:30 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Funds	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All
2.	To approve a change in the performance adjustment index for Fidelity Blue Chip Growth Fund.	Fidelity Blue Chip Growth Fund
3.	To authorize the Trustees to change the performance adjustment index in the future without a shareholder vote.	Fidelity Blue Chip Growth Fund

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about March 20, 2006. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds and their classes. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds and classes. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated cost for D.F. King & Co., Inc. to call and solicit votes	Estimated cost for D.F. King & Co., Inc. to receive votes over the phone
Fidelity Advisor Aggressive Growth Fund: Class A	$	$
Fidelity Advisor Aggressive Growth Fund: Class T	$	$
Fidelity Advisor Aggressive Growth Fund: Class B	$	$
Fidelity Advisor Aggressive Growth Fund: Class C	$	$
Fidelity Advisor Aggressive Growth Fund: Institutional Class	$	$
Fidelity Blue Chip Growth Fund	$	$
Fidelity Blue Chip Value Fund	$	$
Fidelity Dividend Growth Fund	$	$
Fidelity Growth & Income Portfolio	$	$
Fidelity International Real Estate Fund	$	$
Fidelity Leveraged Company Stock Fund	$	$
Fidelity OTC Portfolio	$	$
Fidelity Real Estate Income Fund	$	$
Fidelity Small Cap Growth Fund	$	$
Fidelity Small Cap Value Fund	$	$
Fidelity Advisor Small Cap Growth Fund: Class A	$	$
Fidelity Advisor Small Cap Growth Fund: Class T	$	$
Fidelity Advisor Small Cap Growth Fund: Class B	$	$
Fidelity Advisor Small Cap Growth Fund: Class C	$	$
Fidelity Advisor Small Cap Growth Fund: Institutional Class	$	$
Fidelity Advisor Small Cap Value Fund: Class A	$	$
Fidelity Advisor Small Cap Value Fund: Class T	$	$
Fidelity Advisor Small Cap Value Fund: Class B	$	$
Fidelity Advisor Small Cap Value Fund: Class C	$	$
Fidelity Advisor Small Cap Value Fund: Institutional Class	$	$

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the funds or classes, provided the expenses do not exceed Fidelity Advisor Aggressive Growth Fund's, Fidelity Blue Chip Value Fund's, Fidelity International Real Estate Income Fund's, Fidelity Small Cap Growth Fund's, and Fidelity Small Cap Value Fund's existing voluntary expense caps of:

Fund Name	Expense Cap
Fidelity Advisor Aggressive Growth Fund: Class A	1.30%
Fidelity Advisor Aggressive Growth Fund: Class T	1.55%
Fidelity Advisor Aggressive Growth Fund: Class B	2.05%
Fidelity Advisor Aggressive Growth Fund: Class C	2.05%
Fidelity Advisor Aggressive Growth Fund: Institutional Class	1.05%
Fidelity Blue Chip Value Fund	1.00%
Fidelity International Real Estate Income Fund	1.25%
Fidelity Small Cap Growth Fund	1.15%
Fidelity Advisor Small Cap Growth Fund: Class A*	1.40%
Fidelity Advisor Small Cap Growth Fund: Class T*	1.65%
Fidelity Advisor Small Cap Growth Fund: Class B*	2.15%
Fidelity Advisor Small Cap Growth Fund: Class C*	2.15%
Fidelity Advisor Small Cap Growth Fund: Institutional Class*	1.15%
Fidelity Small Cap Value Fund	1.15%
Fidelity Advisor Small Cap Value Fund: Class A*	1.40%
Fidelity Advisor Small Cap Value Fund: Class T*	1.65%
Fidelity Advisor Small Cap Value Fund: Class B*	2.15%
Fidelity Advisor Small Cap Value Fund: Class C*	2.15%
Fidelity Advisor Small Cap Value Fund: Institutional Class*	1.15%

* Fidelity Advisor Small Cap Growth Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity Small Cap Growth Fund. Fidelity Advisor Small Cap Value Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity Small Cap Value Fund.

Expenses exceeding Fidelity Advisor Aggressive Growth Fund's, Fidelity Blue Chip Value Fund's, Fidelity International Real Estate Income Fund's, Fidelity Small Cap Growth Fund's, and Fidelity Small Cap Value Fund's voluntary expense caps will be paid by FMR. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding/solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the funds, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Management & Research (Far East) Inc. (FMR Far East), located at Shiroyama JT Mori Building, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity Investments Japan Limited (FIJ), located at Shiroyama JT Mori Building, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each class of each fund issued and outstanding as of January 31, 2006 are indicated in the following table:

Number of Shares
Fidelity Advisor Aggressive Growth Fund: Class A
Fidelity Advisor Aggressive Growth Fund: Class T
Fidelity Advisor Aggressive Growth Fund: Class B
Fidelity Advisor Aggressive Growth Fund: Class C
Fidelity Advisor Aggressive Growth Fund: Institutional Class
Fidelity Blue Chip Growth Fund
Fidelity Blue Chip Value Fund
Fidelity Dividend Growth Fund
Fidelity Growth & Income Portfolio
Fidelity International Real Estate Fund
Fidelity Leveraged Company Stock Fund
Fidelity OTC Portfolio
Fidelity Real Estate Income Fund
Fidelity Small Cap Growth Fund
Fidelity Advisor Small Cap Growth Fund: Class A
Fidelity Advisor Small Cap Growth Fund: Class T
Fidelity Advisor Small Cap Growth Fund: Class B
Fidelity Advisor Small Cap Growth Fund: Class C
Fidelity Advisor Small Cap Growth Fund: Institutional Class
Fidelity Small Cap Value Fund
Fidelity Advisor Small Cap Value Fund: Class A
Fidelity Advisor Small Cap Value Fund: Class T
Fidelity Advisor Small Cap Value Fund: Class B
Fidelity Advisor Small Cap Value Fund: Class C
Fidelity Advisor Small Cap Value Fund: Institutional Class

[To the knowledge of the trust, substantial (5% or more) [record] [or] [beneficial] ownership of [each/the fund(s) [and class] on January 31, 2006 was as follows:]

To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of [each class of] the fund[s] on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on March 20, 2006 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544 (for all funds except Fidelity Advisor Aggressive Growth Fund, Fidelity Advisor Small Cap Growth Fund, and Fidelity Advisor Small Cap Value Fund) or 1-877-208-0098 (for Fidelity Advisor Aggressive Growth Fund, Fidelity Advisor Small Cap Growth Fund, and Fidelity Advisor Small Cap Value Fund). If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002 (for all funds except Fidelity Advisor Aggressive Growth Fund, Fidelity Advisor Small Cap Growth Fund, and Fidelity Advisor Small Cap Value Fund) or call Fidelity at 1-877-208-0098 (for Fidelity Advisor Aggressive Growth Fund, Fidelity Advisor Small Cap Growth Fund, and Fidelity Advisor Small Cap Value Fund).

For a free copy of each fund's (except Fidelity Advisor Aggressive Growth Fund) annual report for the fiscal year ended July 31, 2005 and the semiannual report for the fiscal period ended January 31, 2006 call 1-800-544-3198 (for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Fund, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund) or 1-877-208-0098 (for Fidelity Advisor Small Cap Growth Fund and Fidelity Advisor Small Cap Value Fund), log-on to www.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

For a free copy of Fidelity Advisor Aggressive Growth Fund's annual report for the fiscal year ended November 30, 2005 call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposals 2 and 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund.Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes, if applicable, will have the same effect as votes cast AGAINST the Proposal.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at 13. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Except for Albert R. Gamper, Jr., all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Dennis J. Dirks, Stephen P. Jonas, Cornelia M. Small, and Kenneth L. Wolfe were selected by the trust's Governance and Nominating Committee (see page __) and were appointed to the Board on January 1, 2005, May 19, 2005, January 1, 2005, and January 1, 2005, respectively. Mr. Gamper is currently a Member of the Advisory Board of the trust. Mr. Gamper was selected by the trust's Governance and Nominating Committee and was appointed as a Member of the Advisory Board on June 1, 2005.

Except for William O. McCoy and Mr. Gamper, each of the nominees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 advised by an FMR or an affiliate. Mr. Gamper is currently a Member of the Advisory Board of 91 funds advised by FMR or an affiliate. Mr. Gamper is also currently a Trustee overseeing 235 funds advised by FMR or an affiliate. Mr. Gamper is a nominee for Trustee for 20 additional funds advised by FMR or an affiliate, including the funds in this proxy statement.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (75)

Year of Election or Appointment: 1984

Trustee of Fidelity Securities Fund. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc.

Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Trustee of Fidelity Securities Fund. Mr. Jonas is Senior Vice President of Fidelity Advisor Aggressive Growth Fund (2005-present), Fidelity Blue Chip Growth Fund (2005-present), Fidelity Blue Chip Value Fund (2005-present), Fidelity Dividend Growth Fund (2005-present), Fidelity Growth & Income Portfolio (2005-present), Fidelity International Real Estate Fund (2005-present), Fidelity Leveraged Company Stock Fund (2005-present), Fidelity OTC Portfolio (2005-present), Fidelity Real Estate Income Fund (2005-present), Fidelity Small Cap Growth Fund (2005-present), and Fidelity Small Cap Value Fund (2005-present). He also serves as Senior Vice President of other Fidelity funds (2005-present). Mr. Jonas is Executive Director of FMR (2005-present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004-2005), Chief Administrative Officer (2002-2004), and Chief Financial Officer of FMR Co. (1998-2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and management positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003-present) and Simmons College (2003-present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Trustee of Fidelity Securities Fund. Mr. Reynolds is a Director (2003-present) and Chief Operating Officer (2002-present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000-present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Trustee of Fidelity Securities Fund. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005-present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment to the Advisory Board: 2005

Member of the Advisory Board of Fidelity Securities Fund. Mr. Gamper also serves as a Trustee (2006-present) or Member of the Advisory Board (2005-present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

Robert M. Gates (62)

Year of Election or Appointment: 1997

Trustee of Fidelity Securities Fund. Dr. Gates is Chairman of the Independent Trustees (2006-present). Dr. Gates is President of Texas A&M University (2002-present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001-present), and Brinker International (restaurant management, 2003-present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Trustee of Fidelity Securities Fund. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000-present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Marie L. Knowles (59)

Year of Election or Appointment: 2001

Trustee of Fidelity Securities Fund. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Trustee of Fidelity Securities Fund. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Trustee of Fidelity Securities Fund. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system).

Cornelia M. Small (61)

Year of Election or Appointment: 2005

Trustee of Fidelity Securities Fund. Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Trustee of Fidelity Securities Fund. Mr. Stavropoulos is Chairman of the Board (2000-present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000, 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), and Metalmark Capital (private equity investment firm, 2005-present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Trustee of Fidelity Securities Fund. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003-present), Bausch & Lomb, Inc., and Revlon Inc. (2004-present).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

[As of January 31, 2006, the nominees, Trustees and officers of the trust and [each/the] fund[s] owned, in the aggregate, less than 1% of [each/the] fund['s] outstanding shares.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Member holds office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of three Interested and nine Independent Trustees, met 11 times during the fiscal year ended July 31, 2005. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page __.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of December 31, 2005.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Stephen P. Jonas	Robert L. Reynolds
Fidelity Advisor Aggressive Growth Fund	none	none	none
Fidelity Blue Chip Growth Fund	none	none	$1-10,000
Fidelity Blue Chip Value Fund	none	none	none
Fidelity Dividend Growth Fund	over $100,000	over $100,000	over $100,000
Fidelity Growth & Income Portfolio	over $100,000	over $100,000	over $100,000
Fidelity International Real Estate Fund	none	none	none
Fidelity Leveraged Company Stock Fund	none	none	none
Fidelity OTC Portfolio	none	none	none
Fidelity Real Estate Income Fund	none	none	none
Fidelity Small Cap Growth Fund	none	none	none
Fidelity Small Cap Value Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Independent Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Albert R. Gamper, Jr.	Robert M. Gates	George H. Heilmeier	Marie L. Knowles
Fidelity Advisor Aggressive Growth Fund	none	none	none	none	none
Fidelity Blue Chip Growth Fund	$1-10,000	none	$50,001-100,000	$10,001-50,000	$10,001-50,000
Fidelity Blue Chip Value Fund	none	none	none	none	none
Fidelity Dividend Growth Fund	$50,001-100,000	none	over $100,000	$1-10,000	$10,001-50,000
Fidelity Growth & Income Portfolio	$1-10,000	none	$50,001-100,000	$10,001-50,000	$10,001-50,000
Fidelity International Real Estate Fund	none	none	none	none	none
Fidelity Leveraged Company Stock Fund	$10,001-50,000	none	none	none	none
Fidelity OTC Portfolio	$1-10,000	none	$10,001-50,000	$10,001-50,000	$10,001-50,000
Fidelity Real Estate Income Fund	$10,001-50,000	none	none	none	none
Fidelity Small Cap Growth Fund	none	none	none	none	none
Fidelity Small Cap Value Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Ned C. Lautenbach	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Fidelity Advisor Aggressive Growth Fund	none	none	none	none	none
Fidelity Blue Chip Growth Fund	$10,001-50,000	over $100,000	$1-10,000	$10,001-50,000	$1-10,000
Fidelity Blue Chip Value Fund	none	none	none	none	none
Fidelity Dividend Growth Fund	$10,001-50,000	$50,001-100,000	$1-10,000	$10,001-50,000	$1-10,000
Fidelity Growth & Income Portfolio	$10,001-50,000	$50,001-100,000	$1-10,000	$10,001-50,000	$1-10,000
Fidelity International Real Estate Fund	none	none	none	none	none
Fidelity Leveraged Company Stock Fund	none	$10,001-50,000	$10,001-50,000	none	none
Fidelity OTC Portfolio	$10,001-50,000	$10,001-50,000	$1-10,000	$1-10,000	$1-10,000
Fidelity Real Estate Income Fund	none	none	none	none	none
Fidelity Small Cap Growth Fund	none	none	none	none	none
Fidelity Small Cap Value Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended July 31, 2005, or November 30, 2005, or calendar year ended December 31, 2005, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[2]	Dennis J. Dirks[3]	Albert R. Gamper, Jr.[4]	Robert M. Gates	George H. Heilmeier	Donald J. Kirk[2]	Marie L. Knowles
Fidelity Advisor Aggressive Growth Fund	$ 1	$ 1	$ 15	$ 7	$ 15	$ 15	$ 1	$ 16
Fidelity Blue Chip Growth FundC	$ 3,743	$ 4,094	$ 8,750	$ 1,310	$ 9,108	$ 9,009	$ 3,672	$ 9,456
Fidelity Blue Chip Value Fund	$ 13	$ 14	$ 44	$ 10	$ 45	$ 45	$ 13	$ 47
Fidelity Dividend Growth FundD	$ 3,136	$ 3,428	$ 7,151	$ 1,019	$ 12,536	$ 12,404	$ 4,971	$ 7,733
Fidelity Growth & Income PortfolioE	$ 5,069	$ 5,541	$ 12,050	$ 1,848	$ 12,536	$ 12,404	$ 4,971	$ 13,013
Fidelity International Real Estate Fund+	$ 2	$ 2	$ 44	$ 18	$ 44	$ 44	$ 2	$ 47
Fidelity Leveraged Company Stock Fund	$ 256	$ 279	$ 830	$ 171	$ 856	$ 851	$ 251	$ 889
Fidelity OTC PortfolioF	$ 1,237	$ 1,353	$ 2,936	$ 450	$ 3,053	$ 3,021	$ 1,214	$ 3,171
Fidelity Real Estate Income Fund	$ 82	$ 89	$ 218	$ 37	$ 225	$ 224	$ 81	$ 234
Fidelity Small Cap Growth Fund+	$ 1	$ 1	$ 52	$ 34	$ 52	$ 51	$ 1	$ 56
Fidelity Small Cap Value Fund+	$ 1	$ 1	$ 141	$ 98	$ 140	$ 139	$ 1	$ 150
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 378,500	$ 203,250	$ 373,000	$ 373,000	$ 0	$ 399,000
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Marvin L. Mann[5]	William O. McCoy	Cornelia M. Small[6]	William S. Stavropoulos	Kenneth L. Wolfe[7]
Fidelity Advisor Aggressive Growth Fund	$ 14	$ 20	$ 15	$ 15	$ 15	$ 15
Fidelity Blue Chip Growth FundC	$ 8,351	$ 12,006	$ 8,668	$ 8,716	$ 8,501	$ 7,363
Fidelity Blue Chip Value Fund	$ 42	$ 60	$ 43	$ 43	$ 43	$ 39
Fidelity Dividend Growth FundD	$ 6,823	$ 9,816	$ 7,083	$ 7,124	$ 6,945	$ 5,994
Fidelity Growth & Income PortfolioE	$ 11,505	$ 16,528	$ 11,938	$ 12,002	$ 11,711	$ 10,175
Fidelity International Real Estate Fund+	$ 43	$ 59	$ 44	$ 44	$ 44	$ 44
Fidelity Leveraged Company Stock Fund	$ 796	$ 1,132	$ 823	$ 826	$ 811	$ 736
Fidelity OTC PortfolioF	$ 2,800	$ 4,025	$ 2,907	$ 2,924	$ 2,853	$ 2,481
Fidelity Real Estate Income Fund	$ 208	$ 297	$ 215	$ 217	$ 212	$ 190
Fidelity Small Cap Growth Fund+	$ 52	$ 69	$ 51	$ 52	$ 52	$ 51
Fidelity Small Cap Value Fund+	$ 140	$ 187	$ 139	$ 140	$ 140	$ 138
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 373,000	$ 502,500	$ 415,500B	$ 378,500	$ 379,000	$ 370,000

1 Edward C. Johnson 3d, Stephen P. Jonas, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook, Mr. Cox, and Mr. Kirk served on the Board of Trustees through December 31, 2004.

3 During the period from July 1, 2004 through December 31, 2004, Mr. Dirks served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Dirks serves as a Member of the Board of Trustees.

4 Effective June 1, 2005, Mr. Gamper serves as a Member of the Advisory Board.

5 Mr. Mann served on the Board of Trustees through December 31, 2005.

6 During the period from January 1, 2004 through December 31, 2004, Ms. Small served as a Member of the Advisory Board. Effective January 1, 2005, Ms. Small serves as a Member of the Board of Trustees.

7 During the period from October 1, 2004 through December 31, 2004, Mr. Wolfe served as a Member of the Advisory Board. Effective January 1, 2005, Mr. Wolfe serves as a Member of the Board of Trustees.

+ Estimated for the fund's first full year.

A Information is for the calendar year ended December 31, 2005 for 324 funds of 58 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2005, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $148,500; Robert M. Gates, $148,500; George H. Heilmeier, $148,500; Marie L. Knowles, $163,500; Ned C. Lautenbach, $148,500; Marvin L. Mann, $198,500; William O. McCoy, $148,500;Cornelia M. Small, $148,500; William S. Stavropoulos, $148,500; and Kenneth L. Wolfe, $148, 500. Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $48,134; and William O. McCoy, $93,634.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as an Independent Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2005, Mr. McCoy voluntarily elected to defer $45,500.

C Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: J. Michael Cook, $2,161; Ralph F. Cox, $2,161; Dennis J. Dirks, $3,322; Robert M. Gates, $5,087; George H. Heilmeier, $5,087; Donald J. Kirk, $2,161; Marie L. Knowles, $5,601; Ned C. Lautenbach, $5,087; Marvin L. Mann, $6,800; William O. McCoy, $5,087; Cornelia M. Small, $2,926; William S. Stavropoulos, $5,087; and Kenneth L. Wolfe, $3,507. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $806; Ralph F. Cox, $806; Ned C. Lautenbach, $1,783; and William O. McCoy, $1,783.

D Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: J. Michael Cook, $1,809; Ralph F. Cox, $1,809; Dennis J. Dirks, $2,671; Robert M. Gates, $4,156; George H. Heilmeier, $4,156; Donald J. Kirk, $1,809; Marie L. Knowles, $4,575; Ned C. Lautenbach, $4,156; Marvin L. Mann, $5,555; William O. McCoy, $4,156; Cornelia M. Small, $2,347; William S. Stavropoulos, $4,156; and Kenneth L. Wolfe, $2,816. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $674; Ralph F. Cox, $674; Ned C. Lautenbach, $1,459; and William O. McCoy, $1,459.

E Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: J. Michael Cook, $2,925; Ralph F. Cox, $2,925; Dennis J. Dirks, $4,625; Robert M. Gates, $7,005; George H. Heilmeier, $7,005; Donald J. Kirk, $2,925; Marie L. Knowles, $7,712; Ned C. Lautenbach, $7,005; Marvin L. Mann, $9,363; William O. McCoy, $7,005; Cornelia M. Small, $4,080; William S. Stavropoulos, $7,005; and Kenneth L. Wolfe, $4,887. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $1,091; Ralph L. Cox, $1,091; Ned C. Lautenbach, $2,453; and William O. McCoy, $2,453.

F Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: J. Michael Cook, $715; Ralph F. Cox, $715; Dennis J. Dirks, $1,126; Robert M. Gates, $1,706; George H. Heilmeier, $1,706; Donald J. Kirk, $715; Marie L. Knowles, $1,879; Ned C. Lautenbach, $1,706; Marvin L. Mann, $2,281; William O. McCoy, $1,706; Cornelia M. Small, $992; William S. Stavropoulos, $1,706; and Kenneth L. Wolfe, $1,189. Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: J. Michael Cook, $266; Ralph F. Cox, $266; Ned C. Lautenbach, $598; and William O. McCoy, $598.

Proposals 2 and 3. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY BLUE CHIP GROWTH FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 1. The Amended Contract changes the performance benchmark used to determine a portion of the management fee that FMR receives from the fund for managing its investments and business affairs. The fund currently pays a management fee linked to the fund's performance with respect to the Standard & Poor's 500SM  Index (S&P 500®). The Trustees recommend that the fee be tied instead to the fund's performance with respect to the Russell 1000® Growth Index.

The Amended Contract also modifies one other provision of the fund's existing management contract with FMR (the Present Contract). Under the Present Contract, shareholders generally have the right to vote on any changes to the index used to calculate the fund's performance adjustment (the Performance Adjustment Index). The Amended Contract gives the Board of Trustees broader authority to designate an alternative Performance Adjustment Index without shareholder vote, subject to the requirements of the 1940 Act and the Investment Advisers Act of 1940.

In addition to these modifications discussed in more detail below, other self-explanatory changes to the Amended Contract are proposed (see Exhibit 1). The changes are intended to clarify certain language in the Present Contract. If at least one of the proposals is approved by shareholders, these self-explanatory changes will be included in the Amended Contract.

Present and Amended Contracts. FMR is the fund's investment adviser pursuant to the Present Contract dated July 1, 2000, which was approved by shareholders on June 14, 2000. (For Information on FMR, see the section entitled "Activities and Management of FMR," on page ___.) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 1 on page ___. Except for these modifications and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract for Fidelity Blue Chip Growth Fund," on page ___.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 2006, and thereafter, only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2006, and thereafter only as long as its continuance is approved at least annually as described above.

As summarized below, shareholders are being asked to approve two proposals to amend the Present Contract.

PROPOSAL 2. TO APPROVE A CHANGE IN THE PERFORMANCE ADJUSTMENT INDEX FOR FIDELITY BLUE CHIP GROWTH FUND.

The Amended Contract modifies section 3 of the Present Contract to prospectively change the index used to calculate the fund's Performance Adjustment from the S&P 500 (the Current Index) to the Russell 1000 Growth Index (the Proposed Index), because the fund is a "growth" fund and the index is a "growth" index.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee Rate is the sum of a Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee Rate for the fund's fiscal year ended July 31, 2005 (not including the fee amendments discussed below) was 0.57%.

The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee and is based on the fund's performance and assets for the most recent 36 months. If the fund outperforms its current comparative index, the Current Index, over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the fund and the Current Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20%. Under the Present Contract, FMR received a negative Performance Adjustment for the fund's fiscal year ended July 31, 2005, which equaled -0.18% of the fund's average net assets for the year.

Proposed Amendments to the Present Management Contract. The proposed change in the Performance Adjustment Index will not directly affect the fund's investment policies which permit FMR to use a variety of strategies in managing the fund. However, it will change the benchmark used to determine a portion of FMR's management fee. To the extent that a fund's performance benchmark represents its "neutral" investment position (or its universe), a benchmark change could change the fund's investment characteristics. If the proposal is approved, the fund will move from a benchmark designed as a broad measure of the performance of the overall U.S. stock market (including both value and growth stocks) to one with a narrower focus on growth stocks of large-sized companies. FMR believes the Proposed Index conforms more closely to the investment strategy of Fidelity Blue Chip Growth Fund and better represents the fund's investment universe than the broader universe measured by the Current Index.

The financial impact of the proposed changes to the management fee is summarized briefly in the following paragraphs. The changes are discussed in more detail in the remainder of the proposal.

Financial Impact of Proposed Change in Performance Adjustment. Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the Proposed Index. However, the past performance of the Proposed Index and the fund can be used to show what the impact would have been on management fees for fiscal 2005 (12 months ended July 31, 2005) and for the more recent 12-month period ended December 31, 2005 if the Proposed Index had been the fund's Performance Adjustment Index. For this purpose, the performance of the Proposed Index was substituted for the performance of the Current Index for the rolling 36-month performance periods ended during the fiscal year and more recent 12-month period. (Under the terms of the Amended Contract, the proposed change in the fund's Performance Adjustment Index will actually occur on a gradual basis over the 36-month period following shareholder approval of the Amended Contract. See "Implementation of Change in Performance Adjustment Index" on page __ for details.)

For fiscal 2005, the negative Performance Adjustment using the Current Index totaled (0.1783%) of the fund's average net assets. For fiscal 2005, the negative Performance Adjustment using the Proposed Index would have totaled (0.0401%) of the fund's average net assets. Thus, for fiscal 2005, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have been $30,992,983 higher, or 0.1382% higher as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract.

For the 12 months ended December 31, 2005, the negative Performance Adjustment using the Current Index totaled (0.1853%) of the fund's average net assets. For the 12 months ended December 31, 2005, the negative Performance Adjustment using the Proposed Index would have totaled (0.0914%) of the fund's average net assets. Thus, for the 12 months ended January 31, 2006, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fees would have been $20,969,230 higher, or (0.0939%) higher as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract.

Change in Performance Adjustment Index

Comparison of Proposed and Current Performance Adjustment Indices. If the proposal is approved, the fund will change its Performance Adjustment Index prospectively to the Proposed Index, the Russell 1000 Growth Index. The Russell 1000 Growth Index is a market capitalization-weighted index of those stocks of the 1,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics. The Proposed Index is designed to measure the performance of growth stocks (those with higher price-to-book ratios and higher forecasted growth values) of large-sized companies.

The Current Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance. The S&P 500 is designed as a broad measure of the performance of the overall U.S. stock market, and includes both value and growth stocks, whereas the Russell 1000 Growth Index includes only growth stocks. FMR believes that the Proposed Index is preferable to the Current Index because the Proposed Index has a narrower focus on growth stocks of large-sized companies, which conforms more closely to the fund's growth-oriented investment strategy. FMR also believes that the Proposed Index provides a better representation of the fund's investment universe and is an appropriate index for performance fee purposes. Furthermore, FMR believes the Proposed Index will help communicate to investors more clearly the fund's growth style orientation.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) of the fund and the Current and Proposed Indices for the past three years ended December 31, 2005. The chart shows that the returns of the fund have corresponded more closely to those of the Proposed Index over the period.

FIDELITY BLUE CHIP GROWTH FUND: COMPARISON TO S&P 500 AND
RUSSELL 1000 GROWTH ROLLING 36-MONTH RETURNS (%) THROUGH
JANUARY 2006

Blue Chip Growth Fund vs Current and Proposed Performance Fee Indexes
Rolling 36-Month Returns
Blue Chip Growth Fund
Current Index - S&P 500
Proposed Index - Russell 1000 Growth
%
60
50
40
30
20
10
0
-10
-20
-30
-40
-50
-60
01/03
04/03
07/03
10/03
01/04
04/04
07/04
10/04
01/05
04/05
07/05
10/05

The following chart compares the calendar year performance of both indices for the past ten years. The chart shows that the two benchmarks have performed differently at times over this period, with the Proposed Index outperforming the Current Index [five] of the past ten calendar years.

CURRENT VS. PROPOSED PERFORMANCE FEE INDICES CALENDAR YEAR
TOTAL RETURNS

Current vs. Proposed Performance Fee Indexes
Twelve Month Total Returns
Current Index - S&P 500
Proposed Index - Russell 1000 Growth
%
45.00
35.00
25.00
15.00
5.00
(5.00)
(15.00)
(25.00)
(35.00)
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005

Implementation of Change in Performance Adjustment Index. If the proposal is approved, the change in the fund's Performance Adjustment Index will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36-month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36-month blended index return that reflects the performance of the Current Index for the portion of the performance period prior to adoption and the performance of the Proposed Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36-month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

Comparison of Management Fees. The following tables compare the fund's management fee for the fiscal year ended July 31, 2005 or the 12-month period ended December 31, 2005, as applicable, under the terms of the Present Contract, to the management fee the fund would have incurred if the proposed change in Performance Adjustment Index had been in effect. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for fiscal 2005 or the 12-month period ended December 31, 2005, as applicable, have been calculated using the rolling 36-month historical performance of the Proposed Index during the periods. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended July 31, 2005 or the 12-month period ended December 31, 2005, as applicable.

FOR THE FISCAL YEAR ENDED JULY 31, 2005

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	128,606,585	0.5733	128,606,585	57.33	0	0.0
Performance Adjustment	(39,984,681)	-0.1783	(8,991,698)	(4.01)	30,992,983	13.82
Total Management Fee	88,621,904	0.3950	119,614,887	53.33	30,992,983	13.82

FOR THE 12-MONTH PERIOD ENDED JANUARY 31, 2006

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	127,628,231	57.13	127,628,231	57.13	0	0.0
Performance Adjustment	(41,386,816)	(18.53)	(20,417,586)	(9.14)	20,969,230	9.39
Total Management Fee	86,241,415	38.60	107,210,645	47.99	20,969,230	9.39

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended July 31, 2005 or the 12-month period ended December 31, 2005, as applicable, under the Present Contract and if the proposed change in Performance Adjustment Index had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the Proposed Index during the fiscal year ended July 31, 2005 or the 12-month period ended December 31, 2005, as applicable.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended July 31, 2005 or the 12-month period ended December 31, 2005, as applicable.

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
JULY 31, 2005

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.40%	0.53%
12b-1 Fee	None	None
Other Expenses	0.26%	0.26%
Total Fund Operating Expenses	0.66%	0.79%

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
DECEMBER 31, 2005

Annual Fund Operating Expenses (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.39%	0.48%
12b-1 Fee	None	None
Other Expenses	0.26%	0.26%
Total Fund Operating Expenses	0.65%	0.71%

A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table for the fiscal year ended July 31, 2005 would have been 0.64% under the Present Contract and 0.__% under the Amended Contract. Including these reductions, the total operating expenses presented in the table for the 12-month period ended January 31, 2006 would have been 0__% under the Present Contract and 0.__% under the Amended Contract.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended July 31, 2005	1 Year	3 Years	5 Years	10 Years
Present Contract	$ 67	$ 211	$ 368	$ 822
Amended Contract	$	$	$	$
12-Month Period Ended January 31, 2006	1 Year	3 Years	5 Years	10 Years
Present Contract	$	$	$	$
Amended Contract	$	$	$	$

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

PROPOSAL 3. TO AUTHORIZE THE TRUSTEES TO CHANGE THE PERFORMANCE ADJUSTMENT INDEX FOR FIDELITY BLUE CHIP GROWTH FUND IN THE FUTURE WITHOUT A SHAREHOLDER VOTE.

Section 3 of the Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's Performance Adjustment Index without a shareholder vote. This ability is subject to the provisions of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts). In contrast, the Present Contract requires the vote of a majority of the outstanding voting securities of the fund to authorize such changes.

The proposed modification to the Present Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the Performance Adjustment Index, the Amended Contract would give the Board the ability to change the fund's Performance Adjustment Index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively as described above in Proposal 2 under "Change in Performance Adjustment Index - Implementation of Change in Performance Adjustment Index." In short, the proposed modification gives the Board added flexibility to amend the Present Contract with respect to the Performance Adjustment Index, subject to the constraints of the Acts. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility only if it were in the best interest of the fund and its shareholders to do so.

Board Approval of Investment Advisory Contracts and Management Fees.

Fidelity Blue Chip Growth Fund

On November 17, 2005, the Board of Trustees, including the independent Trustees (together, the Board), voted to approve an amended contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will prospectively change the index used to calculate the fund's performance adjustment from the S&P 500 Index (the Current Index) to the Russell 1000 Growth Index (the Proposed Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board considered the nature, quality, cost and extent of administrative, distribution and shareholder services performed by FMR, sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether the Proposed Index is an appropriate index against which to measure the fund's investment performance, the Board considered that the fund seeks growth of capital over the long term by investing primarily in common stocks of well-known and established companies that FMR believes have above-average growth potential. The Board also considered that the Current Index is designed as a broad measure of the performance of the overall U.S. stock market and includes both growth and value stocks (style-flexible), whereas the Proposed Index includes only growth stocks (style-specific). The Board noted that the fund uses a growth-oriented (style-specific) investment strategy that differs from the investment strategies of more style-flexible funds. The Board also considered the diversification of holdings of the fund compared with the diversification of holdings of the Current Index and the Proposed Index.

The Board considered the rolling 36-month returns of the fund compared to the rolling 36-month returns of the Current Index and the Proposed Index over the past three years ended October 31, 2005. The Board noted that the fund's returns have corresponded more closely to the returns of the Proposed Index than to the returns of the Current Index over the period. The Board also noted that over the past ten years, the fund's returns have shown a higher rolling 36-month correlation to the returns of the Proposed Index than to the returns of the Current Index. The Board noted that the Fund underperformed the Current Index by more than it underperformed the Proposed Index over the previous rolling 36-month period. The Board also considered the volatility of the fund compared with the volatility of the Current Index and the Proposed Index.

The Board considered the performance of the Current Index compared to the performance of the Proposed Index over the past ten calendar years and for the ten months ended October 31, 2005. The Board noted that the two indices have performed differently at times over the period, with the Proposed Index outperforming the Current Index in four of the past ten calendar years. The Board also noted that the fund's performance has lagged both the Current Index and the Proposed Index in recent years, but that in the most recent rolling 36 month period, the Fund underperformed the Proposed Index by less than it underperformed the Current Index. The Board noted that had the Proposed Index been in effect, FMR would have received a higher management fee by virtue of having a lower downward adjustment than FMR actually experienced. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2005 meeting, the Board had reviewed the fund's returns and the returns of the Current Index over the one-, three-, and five-year periods ended December 31, 2004, and had stated that the relative investment performance of the fund was lower than the Current Index over time. The Board also had discussed with FMR actions to be taken by FMR to improve the fund's disappointing performance.

The Board considered that the Proposed Index conforms more closely to the fund's growth-oriented investment strategy and that adopting a style-specific index will help communicate to investors that the fund uses a style-specific investment strategy that differs from the investment strategies of more style-flexible funds. In this regard, the Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fees and Total Fund Expenses. The Board considered that because the change in the index used to calculate the fund's performance adjustment will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index.

Nonetheless, the Board considered the total management fee (basic fee +/- performance adjustment) that the fund incurred under the current management contract (with the Current Index) for the 12-month period ended October 31, 2005, compared to the hypothetical total management fee (basic fee +/- performance adjustment) that the fund would have incurred if the Amended Contract (with the Proposed Index) had been in effect during that period.

The Board noted that under the current management contract, the fund's basic fee would have been reduced by a negative performance adjustment of 18.3 basis points and that if the Amended Contract had been in effect during the 12-month period ended October 31, 2005, the fund's basic fee would have been reduced by a negative performance adjustment of 6.9 basis points. As a result, the fund's hypothetical total management fee would have been 11.4 basis points (or $25,474,528) higher if the Amended Contract had been in effect during that period. The Board noted that the fund's performance lagged both the Current Index and the Proposed Index over that period, but that the negative performance adjustment would have been lower, and the hypothetical total management fee therefore would have been higher, if the Amended Contract had been in effect during that period.

The Board also noted that, although the hypothetical total management fee would have been higher if the Amended Contract had been in effect during the 12-month period ended October 31, 2005, the fund's total management fee still would have ranked below the median of its Total Mapped Group and below the median of its Asset-Size Peer Group (ASPG). The Total Mapped Group comparison focuses on the fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. The ASPG comparison focuses on the fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group.

During the course of the year, the Board receives materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board considered this information in its review of the fund's total management fee.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's total management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Proposed Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR Proposals 2 and 3. If Proposals 2 and 3 are both approved by shareholders, the fund will adopt the form of Amended Contract attached as Exhibit 1. If one but not both of Proposals 2 and 3 is approved, the fund will adopt a form of Amended Contract that reflects only that approved Proposal (and the self-explanatory changes shown in Exhibit 1). If approved, the Amended Contract will take effect on the first day of the first month following shareholder approval. If neither Proposal 2 nor Proposal 3 is approved, the Current Management Contract will remain unchanged and in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Blue Chip Growth Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page __.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Robert L. Reynolds, President; Stephen P. Jonas, Executive Director, and Peter S. Lynch, Vice Chairman. Mr. Johnson 3d, Mr. Reynolds, and Mr. Jonas are also Trustees of the trust. Mr. Lynch is a member of the Advisory Board of the trust. Robert G. Byrnes, John H. Costello, Stuart Fross, Timothy F. Hayes, John R. Hebble, Peter L. Lydecker, Bryan A. Mehrmann, Kimberley H. Monasterio, Mark Osterheld, Kenneth A. Rathgeber, Christine Reynolds, Kenneth B. Robins, Eric D. Roiter, Gary W. Ryan, Salvatore Schiavone, Dwight D. Churchill, Walter C. Donovan, Charles S. Morrison, John McDowell, Brian Hanson, Steve Calhoun, Charles Mangum, Steven Kaye, Steven Buller, Thomas Soviero, Mark Snyderman, and James Milton Harmon are currently officers of the trust and officers or employees of FMR or FMR Corp: All of these persons hold or have options to acquire stock or other securities of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity Blue Chip Growth Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page __.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, Robert L. Reynolds, President, Peter S. Lynch, Vice Chairman, and Stephen P. Jonas, Executive Director. Mr. Johnson 3d is also a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and a Director of FMR, FMR Far East and Fidelity Investments Money Management, Inc. (FIMM). Mr. Reynolds is a Trustee of the trust and of other funds advised by FMR and President and a Director of FMR and FIMM. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trust and of other funds advised by FMR. Mr. Jonas is a Trustee of the trust and of other funds advised by FMR; Executive Director of FMR; a Director of FIMM; and Senior Vice President of funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR FAR EAST, FIJ, FIIA, AND FIIA(U.K.)L

FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR that were formed in 1986. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968. FIIA, established in 1983, is another wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly owned subsidiary of FIL. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.

FMR U.K. and FMR Far East, FIJ, FIIA, and FIIA(U.K.)L provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR Far East focuses primarily on companies based in the Far East. FIJ focuses primarily on companies based in Japan and the Far East. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. Funds with investment objectives similar to Fidelity Blue Chip Growth Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR Far East, FIJ, FIIA and/or FIIA(U.K.)L and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page __.

The Directors of FMR U.K. are Simon Fraser, Chairman of the Board and Chief Executive Officer, and Phillip L. Bullen, President. The Directors of FMR Far East are Edward C. Johnson 3d, Chairman of the Board, and Philip L. Bullen, President. Mr. Johnson 3d is also a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR Corp.; a Director and Chairman of the Board of FMR, FIMM and FMRC. Mr. Bullen is also Senior Vice President of FMR and FMRC; and Vice President of certain Equity Funds advised by FMR. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

The Directors of FIJ are Thomas Balk, Representative Executive Officer, John Ford, Simon M. Haslam, David Holland, Takeshi Okazaki, Executive Officer, and Yoshishige Saigusa, Executive Officer. Mr. Balk is also a Director of Fidelity Gestion (FIGEST). Mr. Haslam is also Director of FIIA. The principal business address of each of the Directors is Shiroyama JT Mori Building, 19th Floor, 4-3-1 Toranomon Minato-ku, Tokyo, Japan, 105-6019.

The Directors of FIIA are Michael Gordon, President, Brett Goodin, Simon M. Haslam, Kathryn Matthews, Frank Mutch, Allan Pelvang, Vice President, Peter Phillips, David J. Saul, Robert Stewart, and Andrew Wells. Mr. Gordon is also President, Chief Executive Officer, and a Director of FIIA(U.K.)L. Mr. Haslam is also a Director of FIJ. Mr. Pelvang is also Vice President of FIIA. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.

The Directors of FIIA(U.K.)L are Michael Gordon, President and Chief Executive Officer, Andrew Steward, Ann Stock, and Richard Wane. Mr. Gordon is also President and a Director of FIIA. Mr. Steward is also Chief Financial Officer of FIIA and a Director of FIGEST. Ms. Stock is also Chief Compliance Officer of FIIA. The principal business address of each of the Directors is 25 Cannon Street, London, England EC4M5TA.

PRESENT MANAGEMENT CONTRACT OF FIDELITY BLUE CHIP GROWTH FUND

The fund's management contract was approved by shareholders on June 14, 2000. Such approval included modification of several aspects of the fund's management fee that FMR receives from the fund for managing the fund's investments and business affairs, and adoption of the flexibility to further modify the management contact without a shareholder vote subject to the requirements of the Investment Company Act of 1940 (the 1940 Act).

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed contract described in Proposals 2 and 3.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the S&P 500 Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE		EFFECTIVE ANNUAL FEE RATES
Average Group Assets	Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0 - $3 billion	.5200%	$ 1 billion	.5200%
3 - 6.4900		50.3823
6 - 9.4600		100.3512
9 - 12.4300		150.3371
12 - 15.4000		200.3284
15 - 18.3850		250.3219
18 - 21.3700		300.3163
21 - 24.3600		350.3113
24 - 30.3500		400.3067
30 - 36.3450		450.3024
36 - 42.3400		500.2982
42 - 48.3350		550.2942
48 - 66.3250		600.2904
66 - 84.3200		650.2870
84 - 102.3150		700.2838
102 - 138.3100		750.2809
138 - 174.3050		800.2782
174 - 210.3000		850.2756
210 - 246.2950		900.2732
246 - 282.2900		950.2710
282 - 318.2850		1,000.2689
318 - 354.2800		1,050.2669
354 - 390.2750		1,100.2649
390 - 426.2700		1,150.2631
426 - 462.2650		1,200.2614
462 - 498.2600		1,250.2597
498 - 534.2550		1,300.2581
534 - 587.2500		1,350.2566
587 - 646.2463		1,400.2551
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
over - 1,260.2167

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $953 billion of group net assets - the approximate level for July 31, 2005 - was 0.2709%, which is the weighted average of the respective fee rates for each level of group net assets up to $953 billion.

The fund's individual fund fee rate is 0.25%. Based on the average group net assets of the funds advised by FMR for December 31, 2005, the fund's annual management fee rate was calculated to be 0.5683%.

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for the fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the S&P 500 Index. The performance period consists of the most recent month plus the previous 35 months.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00%), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period. The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The fund's performance is calculated based on change in net asset value (NAV). For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The record of the Current Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index.

Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Current Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

During the fiscal year ended July 31, 2005, the fund paid FMR management fees of $128,606,585. This fee was equivalent to 0.3951% of the average net assets of the fund. The downward performance adjustment amounted to $39,984,681 for the fund.

FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's returns, and repayment of the reimbursement by the fund will lower its returns.

Distribution Agreement. The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV per share. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

FDC received no payments from the fund pursuant to a Distribution and Service Plan under Rule 12b-1. The Plan does not authorize payments by the fund other than those that are to be made to FMR under its management contract.

Transfer and Service Agent Agreement. The fund has entered into a transfer agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FSC (or an agent, including an affiliate) performs transfer agency, dividend disbursing, and shareholder services for the fund.

Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for fiscal year ended July 31, 2005 amounted to $57,579,714.

FSC also received fees for administering the fund's securities lending program. Securities lending costs are based on the number and duration of individual securities loans. Securities lending costs for fiscal year ended July 31, 2005 were $9,123.

SUB-ADVISORY AGREEMENTS FOR
FIDELITY BLUE CHIP GROWTH FUND

FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC has day-to-day responsibility for choosing investments for the fund.

Under the terms of the sub-advisory agreement for the fund, FMR pays FMRC fees equal to 50% of the management fee (including any performance adjustment) payable to FMR under its management contract with the fund. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

For the fiscal year ended July 31, 2005, FMR on behalf of the fund paid FMRC fees of $44,281,357.

On July 7, 1999, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, the sub-advisory agreement between FMR and FMRC effective January 1, 2001.

FIIA, FIIA(U.K.)L, and FIJ. On behalf of the fund, FMR has entered into a master international research agreement with FIIA. On behalf of the fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States.

Under the terms of the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the terms of the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for the fund.

For providing investment advice and research services pursuant to the research agreements, no fees were paid to FIIA (U.K.)L and FIJ on behalf of the fund for the fiscal year ended July 31, 2005. For providing investment advice and research services pursuant to the research agreements, fees paid to FIIA on behalf of the fund for the fiscal year ended July 31, 2005 were $241,470.

On July 17, 2003, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, the master international research agreement between FMR and FIIA effective July 1, 2003, and sub-research agreements between FIIA and FIIA(U.K.)L and FIJ effective July 1, 2003.

FMR U.K., FMR Far East, and FIJ. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of the fund, FMR Far East has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services).

Under the terms of the sub-advisory agreements, for providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a fund to FMR Far East.

Under the terms of the sub-advisory agreements, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:

  FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
  FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for the fund to FMR Far East.

For providing non-discretionary investment advice and research services, no fees were paid to FMR U.K., FMR Far East, and FIJ on behalf of the fund for the fiscal year ended July 31, 2005.

For providing discretionary investment management and execution of portfolio transactions, no fees were paid to FMR U.K. and FIJ on behalf of the fund for the fiscal year ended July 31, 2005.

For providing discretionary investment management and execution of portfolio transactions, fees paid to FMR Far East on behalf of the fund for the fiscal year ended July 31, 2005 was $122.

The fund's sub-advisory agreements with FMR U.K. and FMR Far East, each dated July 1, 2000, were approved by shareholders on June 14, 2000. Such approval included modification of the fund's sub-advisory agreements that would allow future modification without a shareholder vote, subject to the requirements of the 1940 Act.

On July 19, 2001, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of Fidelity Blue Chip Growth Fund, amending and restating the fund's research agreement between FMR Far East and FIJ as a sub-advisory agreement between FMR Far East and FIJ effective August 1, 2001. The fund's research agreement between FMR Far East and FIJ, dated January 1, 2000, was approved by the Board of Trustees on December 16, 1999. On July 19, 2001, the Board authorized amending and restating the fund's research agreement between FMR Far East and FIJ as a sub-advisory agreement between FMR Far East and FIJ under which FIJ may also perform investment advisory services for the fund in addition to providing investment research and advice. The changes to the contract for FIJ do not affect the management fee paid by the fund to FMR nor do they affect the sub-advisory fees paid by FMR to FMR Far East.

PORTFOLIO TRANSACTIONS FOR FIDELITY BLUE CHIP GROWTH FUND

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to purchase and sell portfolio securities pursuant to the sub-advisory agreement.

FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC (NFS), provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR does not allocate trades to NFS in exchange for brokerage and research products and services of the type sometimes known as "soft dollars." FMR trades with its affiliated brokers on an execution-only basis. Prior to February 6, 2004, certain trades executed through NFS were transacted with Archipelago ECN (Archipelago), an ECN in which a wholly-owned subsidiary of FMR Corp. had an equity ownership interest.

During the fiscal year ended July 31, 2005, the fund paid brokerage commissions of $237,588 to NFS. During the fiscal year ended July 31, 2005, this amounted to approximately 1.42% of the aggregate brokerage commissions paid by the fund to NFS.

The total amount of brokerage commissions paid by the fund to NFS during the fiscal year ended July 31, 2005 includes commissions paid on trades transacted with Archipelago, which were previously reported separately as commissions paid to Archipelago. As restated, the brokerage commission figures more accurately reflect that Archipelago was not directly compensated by the fund. All fund trades transacted with Archipelago were executed through NFS, and therefore, NFS received any commissions paid by the fund on these trades.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch and Albert R. Gamper are Members of the Advisory Board of Fidelity Securities Fund. The executive officers of the funds include: Mr. Jonas, Dwight D. Churchill, Walter C. Donovan, John B. McDowell, Brian J. Hanson, Steven C. Calhoun, Charles A. Mangum, Timothy M. Cohen, Steven J. Buller, Thomas T. Soviero, Mark P. Snyderman, James M. Harmon, Eric D. Roiter, Stuart Fross, Christine Reynolds, Timothy F. Hayes, Paul M. Murphy, Kenneth A. Rathgeber, John R. Hebble, Bryan A. Mehrmann, Kimberley H. Monasterio, John H. Costello, Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, Robert G. Byrnes, Gary W. Ryan, and Salvatore Schiavone. Additional information about Mr. Jonas and Mr. Gamper can be found in Proposal 1. Additional information about Mr. Lynch and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Gamper may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Securities Fund. Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director (2000-present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Mr. Churchill also serves as Vice President of certain Equity Funds (2005-present) and certain High Income Funds (2005-present). Previously, he served as Head of Fidelity's Fixed-Income Division (2000-2005), Vice President of Fidelity's Money Market Funds (2000-2005), Vice President of Fidelity's Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity Investments in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Fidelity Leveraged Company Stock Fund. Mr. Donovan also serves as Vice President of Fidelity's High Income Funds (2005-present), Fidelity's Fixed-Income Funds (2005-present), certain Asset Allocation Funds (2005-present), and certain Balanced Funds (2005-present). Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMRC (2005-present). Previously, Mr. Donovan served as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

John B. McDowell (47)

Year of Election or Appointment: 1996

Vice President of Fidelity Blue Chip Growth Fund. Prior to assuming his current responsibillities, Mr. McDowell has worked as a research analyst and manager. Mr. McDowell also serves as Senior Vice President of FMR (1999) and FMR Co., Inc. (2001).

Steven J. Buller (38)

Year of Election or Appointment: 2004

Vice President of Fidelity International Real Estate Fund. Mr. Buller also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Buller managed a variety of Fidelity funds. Mr. Buller also serves as Vice President of FMR (2000) and FMR Co., Inc. (2000).

Timothy M. Cohen (36)

Year of Election or Appointment: 2005

Vice President of Fidelity Growth & Income Portfolio. Mr. Cohen serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Cohen worked as as analyst and portfolio manager. Mr. Cohen also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Steven C. Calhoun (34)

Year of Election or Appointment: 2005

Vice President of Fidelity Advisor Aggressive Growth Fund. Mr. Calhoun serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Calhoun worked as a research analyst and manager. Mr. Calhoun also serves as Vice President of FMR (2005) and FMR Co., Inc. (2005).

Brian J. Hanson (32)

Year of Election or Appointment: 2005

Vice President of Fidelity Blue Chip Value Fund. Mr. Hanson also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Hanson has worked as a research analyst and portfolio manager. Mr. Hanson also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

James M. Harmon (34)

Year of Election or Appointment: 2005

Vice President of Fidelity Small Cap Growth Fund. Mr. Harmon also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Harmon worked as a research analyst, portfolio assistant and portfolio manager. Mr. Harmon also serves as Vice President of FMR (2002) and FMR Co., Inc. (2002).

Charles A. Mangum (41)

Year of Election or Appointment: 1998

Vice President of Fidelity Dividend Growth Fund. Mr. Mangum serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilites, Mr. Mangum worked as a research analyst and portfolio maanger. Mr. Mangum also serves as Vice President of FMR and FMR Co., Inc. (2001).

Mark P. Snyderman (48)

Year of Election or Appointment: 2003

Vice President of Fidelity Real Estate Income Fund. Prior to assuming his current responsibilities, Mr. Snyderman served as an investment officer for commercial mortgage-backed securities in Fidelity's real estate group and as a portfolio manager of real estate stock and real estate bond mutual funds and institutional accounts. Mr. Snyderman also serves as Vice President of FMR (2004) and FMR Co., Inc. (2004).

Thomas T. Soviero (42)

Year of Election or Appointment: 2003

Vice President of Fidelity Leveraged Company Stock Fund. Mr. Soviero also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Soviero worked as a research analyst, manager and director of high-yield research. Mr. Soviero also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998, 2000, 2003, or 2004

Secretary of Fidelity Aggressive Growth Fund (2000), Fidelity Blue Chip Growth Fund (1998), Fidelity Blue Chip Value Fund (2003), Fidelity Dividend Growth Fund (1998), Fidelity Growth & Income Portfolio (1998), Fidelity International Real Estate Fund (2004), Fidelity Leveraged Company Stock Fund (2000), Fidelity OTC Portfolio (1998), Fidelity Real Estate Income Fund (2003), Fidelity Small Cap Growth Fund (2004), and Fidelity Small Cap Value Fund (2004). He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Management & Research (Far East) Inc. (2001-present); and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present) Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Stuart Fross (46)

Year of Election or Appointment: 2003 or 2004

Assistant Secretary of Fidelity Aggressive Growth Fund (2003), Fidelity Blue Chip Growth Fund (2003), Fidelity Blue Chip Value Fund (2003), Fidelity Dividend Growth Fund (2003), Fidelity Growth & Income Portfolio (2003), Fidelity International Real Estate Fund (2004), Fidelity Leveraged Company Stock Fund (2003), Fidelity OTC Portfolio (2004), Fidelity Real Estate Income Fund (2003), Fidelity Small Cap Growth Fund (2004), and Fidelity Small Cap Value Fund (2004). Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003-present), Vice President and Secretary of FDC (2005-present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

[Timothy F. Hayes (45)

Year of Election or Appointment: 2002, 2003, or 2004

Chief Financial Officer of Fidelity Aggressive Growth Fund (2002), Fidelity Blue Chip Growth Fund (2002), Fidelity Blue Chip Value Fund (2003), Fidelity Dividend Growth Fund (2002), Fidelity Growth & Income Portfolio (2002), Fidelity International Real Estate Fund (2004), Fidelity Leveraged Company Stock Fund (2002), Fidelity OTC Portfolio (2002), Fidelity Real Estate Income Fund (2003), Fidelity Small Cap Growth Fund (2004), and Fidelity Small Cap Value Fund (2004). Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002-present) and President of Fidelity Investment Operations (2005-present), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he served as President (1998-2005). Mr. Hayes serves as President of Fidelity Service Company (2003-present) where he also serves as a Director. Mr. Hayes also served as President of Fidelity Investments Operations Group (FIOG, 2002-2005).]

[Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005-present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).]

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (47)

Year of Election or Appointment: 2003 or 2004

Deputy Treasurer of Fidelity Aggressive Growth Fund (2003), Fidelity Blue Chip Growth Fund (2003), Fidelity Blue Chip Value Fund (2003), Fidelity Dividend Growth Fund (2003), Fidelity Growth & Income Portfolio (2003), Fidelity International Real Estate Fund (2004), Fidelity Leveraged Company Stock Fund (2003), Fidelity OTC Portfolio (2004), Fidelity Real Estate Income Fund (2003), Fidelity Small Cap Growth Fund (2004), and Fidelity Small Cap Value Fund (2004). Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

John H. Costello (59)

Year of Election or Appointment: 1986, 1987, 1993, 2000, 2003, or 2004

Assistant Treasurer of Fidelity Aggressive Growth Fund (2000), Fidelity Blue Chip Growth Fund (1987), Fidelity Blue Chip Value Fund (2003), Fidelity Dividend Growth Fund (1993), Fidelity Growth & Income Portfolio (1986), Fidelity International Real Estate Fund (2004), Fidelity Leveraged Company Stock Fund (2000), Fidelity OTC Portfolio (1986), Fidelity Real Estate Income Fund (2003), Fidelity Small Cap Growth Fund (2004), and Fidelity Small Cap Value Fund (2004). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002, 2003, or 2004

Assistant Treasurer of Fidelity Aggressive Growth Fund (2002), Fidelity Blue Chip Growth Fund (2002), Fidelity Blue Chip Value Fund (2003), Fidelity Dividend Growth Fund (2002), Fidelity Growth & Income Portfolio (2002), Fidelity International Real Estate Fund (2004), Fidelity Leveraged Company Stock Fund (2002), Fidelity OTC Portfolio (2002), Fidelity Real Estate Income Fund (2003), Fidelity Small Cap Growth Fund (2004), and Fidelity Small Cap Value Fund (2004). Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003-2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996-2003).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended July 31, 2005, the committee held 12 meetings. During the fiscal year ended November 30, 2005, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Dr. Gates currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended July 31, 2005, the committee held four meetings. During the fiscal year ended November 30, 2005, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Gamper, and Stavropoulos), the Fixed-Income, International, and Special Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small), and the Select and Asset Allocation Committee (composed of Mr. Wolfe (Chair), Dr. Heilmeier, and Mr. McCoy). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income, International, and Special Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Asset Allocation Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to July 2005, the Fixed-Income, International, and Special Committee was known as the Fixed-Income and International Committee, and the Select and Asset Allocation Committee was known as the Select and Special Committee. During the fiscal year ended July 31, 2005, the Equity Committee held 11 meetings, the Fixed-Income, International, and Special Committee held 11 meetings, and the Select and Asset Allocation Committee held nine meetings. During the fiscal year ended November 30, 2005, the Equity Committee held 10 meetings, the Fixed-Income, International, and Special Committee held 12 meetings, and the Select and Asset Allocation Committee held nine meetings.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Dirks, Gamper, Stavropoulos, and Wolfe) and the Fixed-Income Contract Committee (composed of Mr. Dirks (Chair), Ms. Knowles, and Ms. Small). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended July 31, 2005, the Equity Contract Committee held three meetings and the Fixed-Income Contract Committee held two meetings. During the fiscal year ended November 30, 2005, each Fund Contract Committee held three meetings.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings. During the fiscal year ended July 31, 2005, the Shareholder, Distribution and Brokerage Committee held 11 meetings. During the fiscal year ended November 30, 2005, the Shareholder, Distribution and Brokerage Committee held 11 meetings.

The Audit Committee is composed of Ms. Knowles (Chair), Mr. Gamper, Dr. Heilmeier, and Messrs. McCoy and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1 (ISB No.1). The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended July 31, 2005, the committee held 21 meetings. During the fiscal year ended November 30, 2005, the committee held 17 meetings.

The Governance and Nominating Committee is composed of Dr. Gates (Chair) and Messrs. Lautenbach and Stavropoulos. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com). With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended July 31, 2005, the committee held 12 meetings. During the fiscal year ended November 30, 2005, the committee held 12 meetings.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Lautenbach and Stavropoulos) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports. During the fiscal year ended July 31, 2005, the committee held two meetings. During the fiscal year ended November 30, 2005, the committee held two meetings.

The Proxy Voting Committee is composed of Dr. Heilmeier (Chair), Mr. Lautenbach, and Ms. Small. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the (SEC). The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board. The Board of Trustees established the Proxy Voting Committee in January 2006. During the fiscal year ended July 31, 2005, the committee held no meetings. During the fiscal year ended November 30, 2005, the committee held no meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, and Fidelity Real Estate Income Fund. PwC and Deloitte Entities, in accordance with ISB No.1, have confirmed to the trust's Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of Fidelity Aggressive Growth Fund, Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

Audit Fees. For each of the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund, the aggregate Audit Fees billed by PwC or Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	July 31, 2005A	July 31, 2004A
Fidelity Blue Chip Growth Fund	$ 69,000	$ 65,000
Fidelity Blue Chip Value Fund	$ 28,000	$ 28,000
Fidelity Dividend Growth Fund	$ 102,000	$ 86,000
Fidelity Growth & Income Portfolio	$ 162,000	$ 151,000
Fidelity International Real Estate FundB	$ 35,000	$ 0
Fidelity Leveraged Company Stock Fund	$ 45,000	$ 43,000
Fidelity OTC Portfolio	$ 52,000	$ 50,000
Fidelity Real Estate Income Fund	$ 70,000	$ 34,000
Fidelity Small Cap Growth FundC	$ 27,000	$ 0
Fidelity Small Cap Value FundD	$ 27,000	$ 0
All funds in the Fidelity Group of Funds audited by PwC	$ 11,600,000	$ 10,600,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$ 4,800,000	$ 4,200,000
Fund	November 30, 2005A	November 30, 2004A
Fidelity Advisor Aggressive Growth Fund	$ 34,000	$ 33,000
All funds in the Fidelity Group of Funds audited by PwC	$ 12,100,000	$ 10,600,000

A Aggregate amounts may reflect rounding.

B Fidelity International Real Estate Fund commenced operations on September 8, 2004.

C Fidelity Small Cap Growth Fund commenced operations on November 3, 2004.

D Fidelity Small Cap Value Fund commenced operations on November 3, 2004.

Audit-Related Fees. For each of the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund, the aggregate Audit-Related Fees billed by PwC or Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	July 31, 2005A	July 31, 2004A
Fidelity Blue Chip Growth Fund	$ 0	$ 0
Fidelity Blue Chip Value Fund	$ 0	$ 0
Fidelity Dividend Growth Fund	$ 0	$ 0
Fidelity Growth & Income Portfolio	$ 0	$ 0
Fidelity International Real Estate FundB	$ 0	$ 0
Fidelity Leveraged Company Stock Fund	$ 0	$ 0
Fidelity OTC Portfolio	$ 0	$ 0
Fidelity Real Estate Income Fund	$ 0	$ 0
Fidelity Small Cap Growth FundC	$ 0	$ 0
Fidelity Small Cap Value FundD	$ 0	$ 0
Fund	November 30, 2005A	November 30, 2004A
Fidelity Advisor Aggressive Growth Fund	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B Fidelity International Real Estate Fund commenced operations on September 8, 2004.

C Fidelity Small Cap Growth Fund commenced operations on November 3, 2004.

D Fidelity Small Cap Value Fund commenced operations on November 3, 2004.

In each of the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	July 31, 2005A	July 31, 2004A,B
PwC	$ 0	$ 50,000
Deloitte Entities	$ 0	$ 0
Billed By	November 30, 2005A	November 30, 2004A
PwC	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity International Real Estate Fund's, Fidelity Small Cap Growth Fund's, and Fidelity Small Cap Value Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees. In each of the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund, the aggregate Tax Fees billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	July 31, 2005A	July 31, 2004A
Fidelity Blue Chip Growth Fund	$ 4,500	$ 4,400
Fidelity Blue Chip Value Fund	$ 2,500	$ 2,300
Fidelity Dividend Growth Fund	$ 2,500	$ 2,300
Fidelity Growth & Income Portfolio	$ 4,200	$ 3,900
Fidelity International Real Estate FundB	$ 2,400	$ 0
Fidelity Leveraged Company Stock Fund	$ 2,500	$ 2,300
Fidelity OTC Portfolio	$ 4,500	$ 4,400
Fidelity Real Estate Income Fund	$ 3,200	$ 3,200
Fidelity Small Cap Growth FundC	$ 2,400	$ 0
Fidelity Small Cap Value FundD	$ 2,400	$ 0
Fund	November 30, 2005A	November 30, 2004A
Fidelity Advisor Aggressive Growth Fund	$ 2,500	$ 2,500

A Aggregate amounts may reflect rounding.

B Fidelity International Real Estate Fund commenced operations on September 8, 2004.

C Fidelity Small Cap Growth Fund commenced operations on November 3, 2004.

D Fidelity Small Cap Value Fund commenced operations on November 3, 2004.

In each of the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund, the aggregate Tax Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	July 31, 2005A	July 31, 2004A,B
PwC	$ 0	$ 0
Deloitte Entities	$ 0	$ 0
Billed By	November 30, 2005A	November 30, 2004A
PwC	$ 0	$ 0

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity International Real Estate Fund's, Fidelity Small Cap Growth Fund's, and Fidelity Small Cap Value Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees. In each of the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund, the aggregate Other Fees billed by PwC or Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	July 31, 2005A	July 31, 2004A
Fidelity Blue Chip Growth Fund	$ 0	$ 0
Fidelity Blue Chip Value Fund	$ 1,400	$ 1,200
Fidelity Dividend Growth Fund	$ 17,700	$ 16,200
Fidelity Growth & Income Portfolio	$ 28,800	$ 26,400
Fidelity International Real Estate FundB	$ 1,100	$ 0
Fidelity Leveraged Company Stock Fund	$ 3,200	$ 2,200
Fidelity OTC Portfolio	$ 0	$ 0
Fidelity Real Estate Income Fund	$ 0	$ 0
Fidelity Small Cap Growth FundC	$ 1,000	$ 0
Fidelity Small Cap Value FundD	$ 1,100	$ 0
Fund	November 30, 2005A	November 30, 2004A
Fidelity Advisor Aggressive Growth Fund	$ 1,400	$ 1,400

A Aggregate amounts may reflect rounding.

B Fidelity International Real Estate Fund commenced operations on September 8, 2004.

C Fidelity Small Cap Growth Fund commenced operations on November 3, 2004.

D Fidelity Small Cap Value Fund commenced operations on November 3, 2004.

In each of the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	July 31, 2005A	July 31, 2004A,B
PwC	$ 280,000	$ 280,000
Deloitte Entities	$ 210,000	$ 790,000
Billed By	November 30, 2005A	November 30, 2004A
PwC	$ 170,000	$ 540,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity International Real Estate Fund's, Fidelity Small Cap Growth Fund's, and Fidelity Small Cap Value Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, and fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

For the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund, the aggregate fees billed by PwC of $3,650,000A and $1,900,000A,B and for the fiscal years ended July 31, 2005 and July 31, 2004 for Fidelity Blue Chip Growth Fund, Fidelity OTC Portfolio, and Fidelity Real Estate Income Fund, the aggregate fees billed by Deloitte Entities of $650,000A and $2,000,000A, respectively, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	July 31, 2005A	July 31, 2005A	July 31, 2004A,B	July 31, 2004A,B
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 400,000	$ 3,250,000	$ 400,000	$ 1,500,000
Deloitte Entities	$ 250,000	$ 400,000	$ 800,000	$ 1,200,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity International Real Estate Fund's, Fidelity Small Cap Growth Fund's, and Fidelity Small Cap Value Fund's commencement of operations.

For the fiscal years ended November 30, 2005 and November 30, 2004 for Fidelity Advisor Aggressive Growth Fund, the aggregate fees billed by PwC of $3,650,000A and $2,700,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	November 30, 2005A	November 30, 2005A	November 30, 2004A	November 30, 2004A
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$ 150,000	$ 3,500,000	$ 550,000	$ 2,150,000

A Aggregate amounts may reflect rounding.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (for Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Fund, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, and Fidelity Small Cap Value Fund), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (for Fidelity Advisor Aggressive Growth Fund, Fidelity Advisor Small Cap Growth Fund, and Fidelity Advisor Small Cap Value Fund), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

UNDERLINED LANGUAGE WILL BE ADDED
[BRACKETED] LANGUAGE WILL BE DELETED

FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY SECURITIES FUND:
FIDELITY BLUE CHIP GROWTH FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AMENDMENT made this [1st] ___ day of [July] _______ 200_[0] by and between Fidelity Securities Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Blue Chip Growth Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [August 1, 1994]July 1, 2000 to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract, shall when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [July 1, 2000]______ __, 200_.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, [T]the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate Index"[Standard & Poor's 500 Composite Stock Price Index] (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

GROUP FEE RATE SCHEDULE
Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
Over 1,260.2167

(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, [T]the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest .01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.

(e) The Index shall be the Russell 1000 Growth Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index") as provided in this sub-paragraph. For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the 35-month period commencing on ________ (the Commencement Date) (such period hereafter referred to as the Transition Period), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the Standard & Poor's 500 Index (S&P 500) (the index used to calculate the Portfolio's Performance Adjustment prior to the commencement date (the Prior Index)), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the Successor Index shall become the Index for purposes of calculating the Performance Adjustment.

(f)[(e)] In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) its proportionate share of[a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of] insurance premiums [for fidelity and other coverage]; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, 200_[2000] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission"), or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Commission.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2

[TO BE UPDATED]

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	\\\\\\\\	As of	\\\\\\\\	Average Net Assets (millions)	\\\\\\\\	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Select Portfolios: (c)(d)
Air Transportation		2/28/04		41.4		0.58
Automotive		2/28/04		24.8		0.58
Banking		2/28/04		415.5		0.58
Biotechnology		2/28/04		1,850.9		0.58
Brokerage and Investment Management		2/28/04		378.6		0.58
Business Services and Outsourcing		2/28/04		33.6		0.58
Chemicals		2/28/04		40.5		0.58
Computers		2/28/04		840.2		0.58
Construction and Housing		2/28/04		75.4		0.58
Consumer Industries		2/28/04		30.5		0.58
Cyclical Industries		2/28/04		27.3		0.58
Defense and Aerospace		2/28/04		275.7		0.58
Developing Communications		2/28/04		556.9		0.58
Electronics		2/28/04		3,306.0		0.58
Energy		2/28/04		205.3		0.58
Energy Service		2/28/04		404.1		0.58
Environmental Services		2/28/04		12.0		0.52(a)
Financial Services		2/28/04		481.3		0.58
Food and Agriculture		2/28/04		91.2		0.58
Gold		2/28/04		675.4		0.58
Health Care		2/28/04		1,912.8		0.58
Home Finance		2/28/04		379.5		0.58
Industrial Equipment		2/28/04		37.5		0.59
Industrial Materials		2/28/04		65.7		0.59
Insurance		2/28/04		105.8		0.58
Leisure		2/28/04		163.0		0.58
Medical Delivery		2/28/04		128.1		0.58
Medical Equipment and Systems		2/28/04		308.2		0.58
Multimedia		2/28/04		154.8		0.58
Natural Gas		2/28/04		183.8		0.58
Natural Resources		2/28/04		37.7		0.58
Networking and Infrastructure		2/28/04		141.4		0.58
Paper and Forest Products		2/28/04		18.9		0.59
Pharmaceuticals		2/28/04		64.4		0.59
Retailing		2/28/04		81.9		0.58
Software and Computer Services		2/28/04		754.5		0.58
Technology		2/28/04		2,170.0		0.58
Telecommunications		2/28/04		355.7		0.58
Transportation		2/28/04		34.6		0.58
Utilities Growth		2/28/04		197.2		0.58
Wireless		2/28/04		118.3		0.59
Advisor Freedom Income(k)
Class A		3/31/04		2.0		0.10(b)
Class T		3/31/04		7.3		0.10(b)
Class B		3/31/04		2.4		0.10(b)
Class C		3/31/04		4.1		0.10(b)
Institutional Class		3/31/04		0.3		0.10(b)
Advisor Freedom 2005(k)
Class A		3/31/04		0.5		0.10(b)
Class T		3/31/04		0.7		0.10(b)
Class B		3/31/04		0.5		0.10(b)
Class C		3/31/04		0.5		0.10(b)
Institutional Class		3/31/04		0.3		0.10(b)
Advisor Freedom 2010(k)
Class A		3/31/04		12.0		0.10(b)
Class T		3/31/04		10.8		0.10(b)
Class B		3/31/04		6.6		0.10(b)
Class C		3/31/04		4.7		0.10(b)
Institutional Class		3/31/04		0.4		0.10(b)
Advisor Freedom 2015(k)
Class A		3/31/04		1.7		0.10(b)
Class T		3/31/04		2.0		0.10(b)
Class B		3/31/04		1.5		0.10(b)
Class C		3/31/04		1.4		0.10(b)
Institutional Class		3/31/04		0.2		0.10(b)
Advisor Freedom 2020(k)
Class A		3/31/04		25.9		0.10(b)
Class T		3/31/04		18.6		0.10(b)
Class B		3/31/04		10.4		0.10(b)
Class C		3/31/04		6.4		0.10(b)
Institutional Class		3/31/04		0.5		0.10(b)
Advisor Freedom 2025(k)
Class A		3/31/04		0.9		0.10(b)
Class T		3/31/04		0.7		0.10(b)
Class B		3/31/04		1.1		0.10(b)
Class C		3/31/04		0.9		0.10(b)
Institutional Class		3/31/04		0.2		0.10(b)
Advisor Freedom 2030(k)
Class A		3/31/04		10.1		0.10(b)
Class T		3/31/04		9.9		0.10(b)
Class B		3/31/04		5.0		0.10(b)
Class C		3/31/04		4.2		0.10(b)
Institutional Class		3/31/04		0.3		0.10(b)
Advisor Freedom 2035(k)
Class A		3/31/04		0.7		0.10(b)
Class T		3/31/04		0.6		0.10(b)
Class B		3/31/04		0.6		0.10(b)
Class C		3/31/04		0.5		0.10(b)
Institutional Class		3/31/04		0.2		0.10(b)
Advisor Freedom 2040(k)
Class A		3/31/04		3.2		0.10(b)
Class T		3/31/04		7.1		0.10(b)
Class B		3/31/04		2.6		0.10(b)
Class C		3/31/04		2.6		0.10(b)
Institutional Class		3/31/04		0.2		0.10(b)
Freedom Income(k)		3/31/04		1,502.9		0.10(a)
Freedom 2000(k)		3/31/04		1,446.4		0.10(a)
Freedom 2005(k)		3/31/04		15.8		0.10(a)
Freedom 2010(k)		3/31/04		6,125.2		0.10(a)
Freedom 2015(k)		3/31/04		45.7		0.10(a)
Freedom 2020(k)		3/31/04		5,859.9		0.10(a)
Freedom 2025(k)		3/31/04		27.2		0.10(a)
Freedom 2030(k)		3/31/04		3,394.3		0.10(a)
Freedom 2035(k)		3/31/04		10.9		0.10(a)
Freedom 2040(k)		3/31/04		849.5		0.10(a)
Magellan® (c)(d)		3/31/04		63,983.5		0.50
Large Cap Stock (c)(d)		4/30/04		684.3		0.40
Mid Cap Stock (c)(d)		4/30/04		7,395.4		0.41
Small Cap Retirement (c)(d)		4/30/04		72.1		0.42(a)
Small Cap Stock (c)(d)		4/30/04		2,302.0		0.83
Discovery (c)(d)		6/30/04		624.3		0.56
Fidelity Fifty® (c)(d)		6/30/04		929.2		0.71
Advisor Biotechnology: (b)(c)(d)
Class A		7/31/04		9.1		0.58
Class T		7/31/04		12.2		0.58
Class B		7/31/04		16.9		0.58
Class C		7/31/04		12.3		0.58
Institutional Class		7/31/04		1.0		0.58
Advisor Consumer Industries: (b)(c)(d)
Class A		7/31/04		11.2		0.58
Class T		7/31/04		16.1		0.58
Class B		7/31/04		17.8		0.58
Class C		7/31/04		6.7		0.58
Institutional Class		7/31/04		0.9		0.58
Advisor Cyclical Industries: (b)(c)(d)
Class A		7/31/04		7.8		0.58
Class T		7/31/04		8.4		0.58
Class B		7/31/04		12.2		0.58
Class C		7/31/04		8.0		0.58
Institutional Class		7/31/04		1.2		0.58
Advisor Developing Communications: (b)(c)(d)
Class A		7/31/04		3.2		0.58
Class T		7/31/04		3.4		0.58
Class B		7/31/04		3.3		0.58
Class C		7/31/04		2.7		0.58
Institutional Class		7/31/04		1.0		0.58
Advisor Electronics: (b)(c)(d)
Class A		7/31/04		11.2		0.58
Class T		7/31/04		17.2		0.58
Class B		7/31/04		12.5		0.58
Class C		7/31/04		16.2		0.58
Institutional Class		7/31/04		0.7		0.58
Advisor Financial Services: (c)(d)
Class A		7/31/04		60.9		0.58
Class T		7/31/04		159.5		0.58
Class B		7/31/04		198.2		0.58
Class C		7/31/04		98.0		0.58
Institutional Class		7/31/04		14.3		0.58
Advisor Health Care: (c)(d)
Class A		7/31/04		106.0		0.58
Class T		7/31/04		260.3		0.58
Class B		7/31/04		310.1		0.58
Class C		7/31/04		143.3		0.58
Institutional Class		7/31/04		22.5		0.58
Advisor Natural Resources: (c)(d)
Class A		7/31/04		30.8		0.58
Class T		7/31/04		179.4		0.58
Class B		7/31/04		61.2		0.58
Class C		7/31/04		27.5		0.58
Institutional Class		7/31/04		3.3		0.58
Advisor Real Estate: (c)(d)
Class A		7/31/04		11.9		0.58
Class T		7/31/04		19.0		0.58
Class B		7/31/04		9.8		0.58
Class C		7/31/04		10.7		0.58
Institutional Class		7/31/04		3.5		0.58
Advisor Technology: (c)(d)
Class A		7/31/04		140.1		0.58
Class T		7/31/04		419.3		0.58
Class B		7/31/04		427.0		0.58
Class C		7/31/04		152.3		0.58
Institutional Class		7/31/04		12.9		0.58
Advisor Telecommunications & Utilities Growth: (c)(d)
Class A		7/31/04		22.0		0.58
Class T		7/31/04		55.6		0.58
Class B		7/31/04		88.4		0.58
Class C		7/31/04		36.9		0.58
Institutional Class		7/31/04		2.6		0.58
Blue Chip Growth (c)(d)		7/31/04		22,059.0		0.40
Blue Chip Value (c)(d)(g)		7/31/04		51.0		0.59(a)(i)
Dividend Growth (c)(d)		7/31/04		17,941.1		0.77
Leveraged Company Stock (c)(d)		7/31/04		1,283.9		0.63
Low-Priced Stock (c)(d)		7/31/04		26,734.3		0.77
OTC Portfolio (c)(d)		7/31/04		7,796.7		0.86
Real Estate Income(c)(d)		7/31/04		377.2		0.77
Real Estate Investment Portfolio (c)(d)		7/31/04		3,078.1		0.77
Value Discovery (c)(d)		7/31/04		49.1		0.77
Export and Multinational (c)(d)		8/31/04		1,100.6		0.58
DestinySM I (c)(d)
Class O		9/30/04		3,304.0		0.45
Class N		9/30/04		44.2		0.45
Destiny II: (c)(d)
Class O		9/30/04		4,963.7		0.58
Class N		9/30/04		182.3		0.58
Advisor Diversified International: (c)(f)(g)
Class A		10/31/04		770.3		0.72
Class T		10/31/04		1,061.0		0.72
Class B		10/31/04		148.1		0.72
Class C		10/31/04		265.9		0.72
Institutional Class		10/31/04		826.3		0.72
Advisor Emerging Asia: (b)(e)(f)(g)
Class A		10/31/04		22.6		0.73
Class T		10/31/04		6.2		0.73
Class B		10/31/04		6.6		0.73
Class C		10/31/04		6.3		0.73
Institutional Class		10/31/04		0.6		0.73
Advisor Emerging Markets: (c)(f)(g)(h)
Class A		10/31/04		0.7		0.83(j)
Class T		10/31/04		0.6		0.83(j)
Class B		10/31/04		0.5		0.83(j)
Class C		10/31/04		0.6		0.83(j)
Institutional Class		10/31/04		0.4		0.83(j)
Advisor Europe Capital Appreciation: (b)(c)(f)(g)
Class A		10/31/04		3.4		0.73
Class T		10/31/04		8.2		0.73
Class B		10/31/04		6.3		0.73
Class C		10/31/04		3.4		0.73
Institutional Class		10/31/04		0.4		0.73
Advisor Global Equity: (b)(c)(f)(g)
Class A		10/31/04		7.2		0.73
Class T		10/31/04		20.1		0.73
Class B		10/31/04		5.4		0.73
Class C		10/31/04		3.7		0.73
Institutional Class		10/31/04		1.0		0.73
Advisor International Capital Appreciation: (c)(f)(g)
Class A		10/31/04		81.8		0.72
Class T		10/31/04		195.3		0.72
Class B		10/31/04		58.3		0.72
Class C		10/31/04		74.9		0.72
Institutional Class		10/31/04		256.8		0.72
Advisor International Small Cap:
Class A(e)(f)(g)(h)		10/31/04		8.2		0.88
Class T(e)(f)(g)(h)		10/31/04		9.9		0.88
Class B(e)(f)(g)(h)		10/31/04		3.2		0.88
Class C(e)(f)(g)(h)		10/31/04		5.3		0.88
Institutional Class(e)(f)(g)(h)		10/31/04		1.7		0.88
Retail Class (c)(f)(g)		10/31/04		982.9		0.88
Advisor Japan: (b)(e)(f)(g)
Class A		10/31/04		14.1		0.73
Class T		10/31/04		11.3		0.73
Class B		10/31/04		17.4		0.73
Class C		10/31/04		16.4		0.73
Institutional Class		10/31/04		3.9		0.73
Advisor Korea: (b)(e)(f)(g)
Class A		10/31/04		11.8		0.83
Class T		10/31/04		1.5		0.83
Class B		10/31/04		2.2		0.83
Class C		10/31/04		0.8		0.83
Institutional Class		10/31/04		0.3		0.83
Advisor Latin America: (b)(c)(f)(g)
Class A		10/31/04		1.7		0.73
Class T		10/31/04		1.9		0.73
Class B		10/31/04		2.5		0.73
Class C		10/31/04		1.6		0.73
Institutional Class		10/31/04		3.5		0.73
Advisor Overseas: (c)(f)(g)
Class A		10/31/04		102.0		0.59
Class T		10/31/04		1,185.4		0.59
Class B		10/31/04		61.9		0.59
Class C		10/31/04		44.4		0.59
Institutional Class		10/31/04		149.1		0.59
Advisor Tax Managed Stock: (b)(c)(d)
Class A		10/31/04		1.4		0.58
Class T		10/31/04		3.6		0.58
Class B		10/31/04		2.8		0.58
Class C		10/31/04		2.8		0.58
Institutional Class		10/31/04		0.1		0.58
Advisor Value: (c)(d)(h)
Class A		10/31/04		1.2		0.58(j)
Class T		10/31/04		2.0		0.58(j)
Class B		10/31/04		1.5		0.58(j)
Class C		10/31/04		1.2		0.58(j)
Institutional Class		10/31/04		0.7		0.58(j)
Advisor Value Leaders: (b)(c)(d)(h)
Class A		10/31/04		2.1		0.58(i)
Class T		10/31/04		3.4		0.58(i)
Class B		10/31/04		1.6		0.58(i)
Class C		10/31/04		1.4		0.58(i)
Institutional Class		10/31/04		1.1		0.58(i)
Aggressive International (c)(f)(g)		10/31/04		661.7		0.76
Canada (c)(f)		10/31/04		287.5		0.92
Capital Appreciation (c)(d)		10/31/04		5,154.2		0.65
China Region (e)(f)(g)		10/31/04		302.3		0.73
Disciplined Equity (c)(d)		10/31/04		4,172.6		0.64
Diversified International (c)(f)(g)		10/31/04		16,252.5		0.89
Emerging Markets (c)(f)(g)		10/31/04		568.0		0.73
Europe (e)(f)		10/31/04		1,568.7		0.61
Europe Capital Appreciation (c)(f)		10/31/04		418.5		0.97
Focused Stock (c)(d)		10/31/04		35.4		0.26
Global Balanced (c)(f)(g)		10/31/04		131.0		0.73
International Discovery (c)(f)(g)		10/31/04		1,790.5		0.73
Japan (e)(f)(g)		10/31/04		614.6		0.60
Japan Smaller Companies (e)(f)(g)		10/31/04		1,178.2		0.72
Latin America (c)(f)		10/31/04		290.7		0.73
Nordic (e)(f)		10/31/04		101.7		0.74
Overseas (c)(f)(g)		10/31/04		4,030.7		0.62
Pacific Basin (c)(g)		10/31/04		447.8		0.66
Small Cap Independence (c)(d)		10/31/04		951.8		0.68
Southeast Asia (e)(f)(g)		10/31/04		466.7		0.74
Stock Selector (c)(d)		10/31/04		797.1		0.57
Tax Managed Stock (c)(d)		10/31/04		52.9		0.58
Value (c)(d)		10/31/04		7,695.0		0.58
Worldwide (c)(f)(g)		10/31/04		1,005.8		0.91
Advisor Aggressive Growth: (b)(c)(d)
Class A		11/30/04		5.4		0.63
Class T		11/30/04		13.8		0.63
Class B		11/30/04		9.0		0.63
Class C		11/30/04		9.0		0.63
Institutional Class		11/30/04		0.6		0.63
Advisor Dividend Growth: (c)(d)
Class A		11/30/04		419.6		0.58
Class T		11/30/04		2,453.7		0.58
Class B		11/30/04		576.5		0.58
Class C		11/30/04		513.6		0.58
Institutional Class		11/30/04		771.3		0.58
Advisor Dynamic Capital Appreciation: (c)(d)
Class A		11/30/04		31.4		0.58
Class T		11/30/04		176.5		0.58
Class B		11/30/04		70.3		0.58
Class C		11/30/04		49.1		0.58
Institutional Class		11/30/04		2.7		0.58
Advisor Equity Growth: (c)(d)
Class A		11/30/04		937.9		0.58
Class T		11/30/04		5,368.1		0.58
Class B (b)		11/30/04		1,138.0		0.58
Class C		11/30/04		532.6		0.58
Institutional Class		11/30/04		2,617.3		0.58
Advisor Equity Value: (b)(c)(d)
Class A		11/30/04		10.5		0.58
Class T		11/30/04		37.5		0.58
Class B		11/30/04		17.9		0.58
Class C		11/30/04		13.5		0.58
Institutional Class		11/30/04		1.3		0.58
Advisor Fifty: (b)(c)(d)
Class A		11/30/04		14.4		0.58
Class T		11/30/04		23.5		0.58
Class B		11/30/04		19.5		0.58
Class C		11/30/04		11.7		0.58
Institutional Class		11/30/04		0.9		0.58
Advisor Growth Opportunities: (c)(d)
Class A		11/30/04		235.7		0.34
Class T		11/30/04		4,174.4		0.34
Class B		11/30/04		528.5		0.34
Class C		11/30/04		123.2		0.34
Institutional Class		11/30/04		371.6		0.34
Advisor Large Cap: (c)(d)
Class A		11/30/04		50.0		0.58
Class T		11/30/04		279.4		0.58
Class B(b)		11/30/04		88.7		0.58
Class C		11/30/04		40.9		0.58
Institutional Class		11/30/04		236.5		0.58
Advisor Leveraged Company Stock: (b)(c)(d)
Class A		11/30/04		44.5		0.63
Class T		11/30/04		26.6		0.63
Class B		11/30/04		21.8		0.63
Class C		11/30/04		32.9		0.63
Institutional Class		11/30/04		12.2		0.63
Advisor Mid Cap: (c)(d)
Class A		11/30/04		1,221.6		0.58
Class T		11/30/04		4,023.0		0.58
Class B		11/30/04		909.6		0.58
Class C		11/30/04		591.6		0.58
Institutional Class		11/30/04		536.3		0.58
Advisor Small Cap: (c)(d)
Class A		11/30/04		252.4		0.73
Class T		11/30/04		1,008.2		0.73
Class B		11/30/04		314.1		0.73
Class C		11/30/04		261.7		0.73
Institutional Class		11/30/04		164.8		0.73
Advisor Strategic Growth: (b)(c)(d)
Class A		11/30/04		5.2		0.58
Class T		11/30/04		10.4		0.58
Class B		11/30/04		6.8		0.58
Class C		11/30/04		2.6		0.58
Institutional Class		11/30/04		0.1		0.58
Advisor Value Strategies: (c)(d)
Class A		11/30/04		272.9		0.58
Class T		11/30/04		1,115.7		0.58
Class B		11/30/04		297.3		0.58
Initial Class		11/30/04		129.6		0.58
Class C		11/30/04		126.3		0.58
Institutional Class		11/30/04		136.2		0.58
Aggressive Growth (c)(d)		11/30/04		5,080.4		0.23
Growth Company (c)(d)		11/30/04		23,077		0.58
Independence (c)(d)		11/30/04		4,514.0		0.41
New Millennium (c)(d)		11/30/04		3,507.8		0.60
Advisor Mid Cap II: (c)(d)
Class A		12/31/04		15.5		0.58
Class T		12/31/04		27.8		0.58
Class B		12/31/04		7.0		0.58
Class C		12/31/04		7.8		0.58
Institutional Class		12/31/04		3.3		0.58
Advisor New Insights: (c)(d)(h)
Class A		12/31/04		97.5		0.58(i)
Class T		12/31/04		152.3		0.58(i)
Class B		12/31/04		58.8		0.58(i)
Class C		12/31/04		117.5		0.58(i)
Institutional Class		12/31/04		55.8		0.58(i)
Congress Street (e)		12/31/04		70.8		0.45
Contrafund® (c)(d)		12/31/04		38,610.3		0.79
Exchange (e)		12/31/04		232.2		0.54
Trend (c)(d)		12/31/04		850.4		0.59
VIP I Growth: (e)
Initial Class		12/31/04		8,109.5		0.58
Service Class		12/31/04		1,355.4		0.58
Service Class 2		12/31/04		713.0		0.58
Service Class 2R		12/31/04		2.1		0.58
VIP I Overseas: (c)(f)(g)
Initial Class		12/31/04		1,437.5		0.73
Initial Class R		12/31/04		74.3		0.73
Service Class		12/31/04		278.2		0.73
Service Class R		12/31/04		74.3		0.73
Service Class 2		12/31/04		218.4		0.73
Service Class 2R		12/31/04		15.0		0.73
VIP I Value: (b)(c)(d)
Initial Class		12/31/04		0.4		0.58
Service Class		12/31/04		1.1		0.58
Service Class 2		12/31/04		3.1		0.58
VIP II Contrafund: (c)(d)
Initial Class		12/31/04		8,118.2		0.58
Service Class		12/31/04		1,852.0		0.58
Service Class 2		12/31/04		1,211.2		0.58
Service Class 2R		12/31/04		4.5		0.58
VIP III Aggressive Growth: (b)(c)(d)
Initial Class		12/31/04		1.0		0.63
Service Class		12/31/04		1.0		0.63
Service Class 2		12/31/04		7.9		0.63
VIP III Dynamic Capital Appreciation: (b)(c)(d)
Initial Class		12/31/04		21.4		0.58
Service Class		12/31/04		0.7		0.58
Service Class 2		12/31/04		11.5		0.58
VIP III Growth Opportunities: (c)(d)
Initial Class		12/31/04		461.7		0.58
Service Class		12/31/04		215.0		0.58
Service Class 2		12/31/04		58.5		0.58
VIP III Mid Cap: (c)(d)
Initial Class		12/31/04		763.2		0.58
Service Class		12/31/04		666.1		0.58
Service Class 2		12/31/04		1,580.9		0.58
VIP III Value Strategies: (b)(c)(d)
Initial Class		12/31/04		225.2		0.58
Service Class		12/31/04		97.9		0.58
Service Class 2		12/31/04		180.6		0.58
VIP IV Int'l Capital Appreciation:
Initial Class		12/31/04		0.3		0.69
Initial Class R		12/31/04		0.3		0.69
Service Class		12/31/04		0.3		0.69
Service Class R		12/31/04		0.3		0.69
Service Class 2		12/31/04		0.4		0.69
Service Class 2R		12/31/04		0.4		0.69
VIP IV Consumer Industries: (c)(d)
Initial Class		12/31/04		10.7		0.58
VIP IV Cyclical Industries: (c)(d)
Initial Class		12/31/04		30.6		0.58
VIP IV Financial Services: (c)(d)
Initial Class		12/31/04		40.7		0.58
VIP IV Growth Stock(b)
Initial Class		12/31/04		1.9		0.58
Service Class		12/31/04		1.9		0.58
Service Class 2		12/31/04		2.5		0.58
VIP IV Health Care: (c)(d)
Initial Class		12/31/04		66.4		0.58
VIP IV Natural Resources: (c)(d)
Initial Class		12/31/04		69.4		0.58
VIP IV Real Estate(b)
Initial Class		12/31/04		81.9		0.58
Service Class		12/31/04		2.3		0.58
Service Class 2		12/31/04		2.3		0.58
VIP IV Technology: (c)(d)
Initial Class		12/31/04		134.9		0.58
VIP IV Telecommunications & Utilities Growth: (c)(d)
Initial Class		12/31/04		19.6		0.58
VIP IV Value Leaders: (b)(c)(d)
Initial Class		12/31/04		1.8		0.58
Service Class		12/31/04		1.8		0.58
Service Class 2		12/31/04		2.3		0.58
Structured Large Cap Growth (c)(d)		1/31/05		33.0		0.19(a)
Structured Large Cap Value (c)(d)		1/31/05		69.4		0.27(a)
Structured Mid Cap Growth (c)(d)		1/31/05		61.7		0.47(a)
Structured Mid Cap Value (c)(d)		1/31/05		95.7		0.47(a)

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

(d) FMR has entered into a sub-advisory agreement with each of FMR Far East and FMR U.K. on behalf of the fund. FMR Far East has in turn entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA (U.K.)L and FIJ on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC may provide investment advisory services for the fund.

(f) FMR has entered into a sub-advisory agreement with each of FMR Far East, FMR U.K. and FIIA on behalf of the fund. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L on behalf of the fund. FMR Far East has entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(g) FIIA has entered into a sub-advisory agreement with FIJ on behalf of the fund.

(h) Less than a complete fiscal year.

(i) Annualized

(j) Based on estimated expenses.

(k) Advisory fees are paid to Strategic Advisors, an affiliate of FMR.

Fidelity and Magellan are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

SEC-pxs-0306	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP #316389857/FUND #1271
1.735019..103		CUSIP #316389865/FUND #833
CUSIP #316389881/FUND #201
CUSIP #316389303/FUND #312
CUSIP #316389402/FUND #330
CUSIP #316389204/FUND #027
CUSIP #316389873/FUND #122
CUSIP #316389709/FUND #178
CUSIP #316389808/FUND #179
CUSIP #316389600/FUND #230
CUSIP #316389881/FUND #093
CUSIP #316389501/FUND #232
CUSIP #316389840/FUND #1368
CUSIP #316389766/FUND #1388
CUSIP #316389832/FUND #1389
CUSIP #316389758/FUND #1377
CUSIP #316389725/FUND #1381
CUSIP #316389741/FUND #1378
CUSIP #316389733/FUND #1379
CUSIP #316389717/FUND #1382
CUSIP #316389824/FUND #1383
CUSIP #316389782/FUND #1386
CUSIP #316389816/FUND #1384
CUSIP #316389790/FUND #1385
CUSIP #316389774/FUND #1387

Form of Proxy Card:Fidelity Advisor Aggressive Growth Fund, Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity International Real Estate Fund, Fidelity Leveraged Company Stock Fund, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Value Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Securities Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on May 17, 2006 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Securities Fund-0506-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) Marie L. Knowles	(08) Ned C. Lautenbach (09) William O. McCoy (10) Robert L. Reynolds (11) Cornelia M. Small (12) William S. Stavropoulos (13) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	SEC-PXC-0306-LP	1271, 833, 201, 330, 027, 122, 178, 179, 230, 093, 232, 1368, 1388, 1389, 1377, 1381, 1378, 1379, 1382, 1383, 1386, 1384, 1385, 1387	(down arrow)

Form of Proxy Card: Fidelity Blue Chip Growth Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Securities Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on May 17, 2006 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	Fidelity Securities Fund-0506-LP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect the nominees specified below as Trustees:
	(01) Dennis J. Dirks (02) Albert R. Gamper, Jr. (03) Robert M. Gates (04) George H. Heilmeier (05) Edward C. Johnson 3d (06) Stephen P. Jonas (07) Marie L. Knowles	(08) Ned C. Lautenbach (09) William O. McCoy (10) Robert L. Reynolds (11) Cornelia M. Small (12) William S. Stavropoulos (13) Kenneth L. Wolfe	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
			FOR	AGAINST	ABSTAIN
2.	To approve a change in the performance adjustment index for the fund.		(_)	(_)	(_)
3.	To authorize the Trustees to change the performance adjustment index for the fund in the future without a shareholder vote.		(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	SEC-PXC-0306	1382	(down arrow)